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                                                                    Exhibit 10.7

                              AMENDMENT NUMBER ONE
                                     TO THE
                             MASTER TRUST AGREEMENT

     THIS AMENDMENT NUMBER ONE to the Master Trust Agreement ("AMENDMENT") is made and entered into as of this 30th day of August, 2004 (the "EFFECTIVE DATE"), by and between Haynes International, Inc. (the "COMPANY") and Legacy Trust Company, Inc. (the "TRUSTEE").

                                   WITNESSETH:

     WHEREAS, the Company and the Trustee previously entered into that certain Master Trust Agreement for Haynes International, Inc. Supplemental Executive Retirement Plan(s), dated as of January 13, 2003, a copy of which is attached hereto and incorporated herein as EXHIBIT A (the "TRUST AGREEMENT"); and

     WHEREAS, pursuant to SECTION 9.1 of the Trust Agreement, the Company and Trustee desire to amend the Trust Agreement upon the terms and subject to the conditions set forth in this Amendment;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
                                    AMENDMENT

     1. The following language is hereby inserted at the end of the definition of "Change in Control" in SECTION 1.5(c) of the Trust Agreement after the phrase "the Company is a member" in subsection (v):

     "; provided, however, in no event shall the consummation of the plan of reorganization of the Company and the transactions contemplated thereby as approved by the Bankruptcy Court for the Southern District of Indiana with respect to that certain

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     voluntary petition for bankruptcy under Chapter 11 of Title 11 of the U.S.
     Code (11 USC Section 101, ET. SEQ.) in the U.S. Bankruptcy Court for the Southern District of Indiana on March 29, 2004 constitute a 'Change in Control' under this Master Trust Agreement."

     2. This Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, but both of which shall constitute one and the same instrument. The validity, meaning, and effect of this Amendment shall be determined in accordance with the laws of the State of Indiana applicable to contracts made and to be performed in that State.

     3. This Amendment amends the Trust Agreement to the extent provided herein only and all other provisions thereof shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

"TRUSTEE"                                   "COMPANY"

LEGACY TRUST COMPANY, INC.                  HAYNES INTERNATIONAL, INC.


By:  /s/ Mary B. Knauer
     ------------------------
                                            By:  /s/ Francis J. Petro
Printed: Mary B. Knauer                          -------------------------------
         --------------------                    Francis J. Petro, President

Title:   EVP
         -----------------------------

     [Exhibit A - Supplemental Executive Retirement Plan has been omitted from the Agreement as filed with the Securities and Exchange Commission (the "SEC"). The omitted information is considered immaterial from an investor's perspective. The Registrant will furnish supplementally a copy of any of the omitted exhibit to the SEC upon request from the SEC.]

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